                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             DM Management Company
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                   [DM MANAGEMENT COMPANY LOGO APPEARS HERE]

                             DM MANAGEMENT COMPANY

                          NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

                           TO BE HELD ON MAY 28, 1998

                                      AND

                                PROXY STATEMENT


                                   IMPORTANT

                     PLEASE MARK, SIGN AND DATE YOUR PROXY
                AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                       [DM MANAGEMENT LOGO APPEARS HERE]

                                                                   April 9, 1998

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of DM Management Company. The meeting will be held at the Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts on Thursday, May 28, 1998, beginning at 9:00 A.M., local time.

  As a stockholder, your vote is important. We encourage you to execute and return your proxy promptly whether you plan to attend the meeting or not so that we may have as many shares as possible represented at the meeting. Returning your completed proxy will not prevent you from voting in person at the meeting prior to the proxy's exercise if you wish to do so.

  Thank you for your cooperation, continued support and interest in DM Management Company.

                                         Sincerely,

                                         /s/ Gordon R. Cooke
                                         Gordon R. Cooke
                                         President and Chief Executive Officer

                             DM MANAGEMENT COMPANY

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 28, 1998

  Notice is hereby given that the Annual Meeting of Stockholders of DM Management Company (the "Company") will be held at the Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts on Thursday, May 28, 1998, beginning at 9:00 A.M., local time for the following purposes:

    1. To fix the number of directors that shall constitute the whole Board of Directors of the Company at six;

    2. To consider and vote upon the election of two Class B Directors;

    3. To act upon a proposal to amend the 1993 Incentive and Nonqualified Stock Option Plan to increase the number of shares of Common Stock that may be issued pursuant to options granted thereunder from 1,200,000 to 1,600,000;

    4. To approve the 1998 Employee Stock Purchase Plan; and

    5. To transact such further business as may properly come before the Annual Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on March 30, 1998 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          /s/ David R. Pierson
                                          David R. Pierson
                                          Secretary

Boston, Massachusetts
April 9, 1998

                            YOUR VOTE IS IMPORTANT

             PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR
                  NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                             DM MANAGEMENT COMPANY
                           25 RECREATION PARK DRIVE
                         HINGHAM, MASSACHUSETTS 02043
                                (781) 740-2718

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 28, 1998

  This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about April 9, 1998 in connection with the solicitation by the Board of Directors of DM Management Company (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company, to be held on Thursday, May 28, 1998, and at any and all adjournments thereof (the "Annual Meeting"). When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders' directions. Stockholders are encouraged to vote on the matters to be considered. However, if no choice has been specified by a stockholder, the shares will be voted as recommended by management. Any stockholder may revoke his proxy at any time before it has been exercised by providing the Company with a later dated proxy, by notifying the Company's Secretary in writing or by orally notifying the Company in person.

  The Board of Directors of the Company (the "Board") has fixed the close of business on March 30, 1998, as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the close of business on the record date, there were issued and outstanding 6,298,007 shares of the Company's Common Stock, $.01 par value (the "Common Stock"), entitled to cast 6,298,007 votes.

  The By-Laws of the Company provide that the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker non-votes with respect to particular proposals will not affect the determination of a quorum. Thus, shares voted to abstain as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed present for purposes of determining a quorum. Any stockholder who attends the Annual Meeting may not withhold his shares from the quorum count by declaring such shares absent from the Annual Meeting.

  Passage of the proposal to fix the number of directors constituting the whole Board requires the approval of a majority of the votes properly cast. Abstentions and broker non-votes as to this proposal do not count as votes for or against the proposal. The Class B Directors will be elected by a plurality of the votes properly cast. Abstentions and broker non-votes as to this election do not count as votes for or against such election. The affirmative vote of a majority of the shares of Common Stock properly cast at the Annual Meeting will be necessary to approve the proposals to amend the Company's 1993 Incentive and Nonqualified Stock Option Plan (the "1993 Stock Option Plan") and to approve the Company's 1998 Employee Stock Purchase Plan (the "1998 Stock Purchase Plan"). Abstentions as to each of these proposals will count as being present and represented at the Annual Meeting and entitled to vote, and will be included in calculating the number of votes cast on these proposals (and thus will have the effect of "no" votes). Broker non-votes will not be included in calculating the number of votes cast on these proposals.

  Votes will be tabulated by the Company's transfer agent, State Street Bank and Trust Company.

                            PROPOSALS ONE AND TWO--
             FIXING NUMBER OF DIRECTORS AND ELECTION OF DIRECTORS

  The Company's By-Laws provide for a Board of Directors consisting of from two to seven members. Within such limits, the number of directors constituting the whole Board is determined by the stockholders at the annual meeting of stockholders, and may be increased or decreased by the stockholders or the directors from time to time. The Board is divided into three classes, labeled Class A, Class B and Class C, each containing, insofar as possible, an equal number of directors. Directors are elected to serve for three-year terms, and until their respective successors are duly elected and qualified, with the term of one of the three classes expiring each year at the Company's annual meeting or special meeting in lieu thereof.

  The number of directors constituting the whole Board is currently fixed at six, and the Board currently consists of two Class A Directors, two Class B Directors and two Class C Directors.

  The terms of the Company's two Class B Directors, Walter J. Levison and Ruth
M. Owades, will expire at the Annual Meeting. The Company's current Class C directors are Gordon R. Cooke and Thomas J. Litle. Their terms as directors will expire at the Company's 1999 annual meeting of stockholders or special meeting in lieu thereof. The Company's current Class A Directors are William
E. Engbers and Samuel L. Shanaman. Their terms as directors will expire at the Company's 2000 annual meeting of stockholders or special meeting in lieu thereof.

  The Board has recommended that the number of directors constituting the whole Board be fixed at six and has nominated Mr. Levison and Ms. Owades for election as Class B Directors, to serve until the Company's 2001 annual meeting of stockholders or special meeting in lieu thereof, and until their successors are duly elected and qualified.

  The nominees have agreed to serve as Directors if elected, and the Company has no reason to believe that they will be unable to serve. In the event that any of them is unable or declines to serve as director at the time of the Annual Meeting, proxies may be voted for such other nominee as is then designated by the Board.

  THE BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT SIX AND FOR THE ELECTION OF MR. LEVISON AND MS. OWADES AS CLASS B DIRECTORS.

                       DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth certain information concerning each director and nominee for election as a director and each executive officer of the
Company:

NAME                     AGE                      POSITION
----                     ---                      --------
Gordon R. Cooke.........  52 President, Chief Executive Officer and Chairman of
                              the Board of Directors; Director
David E. Brown..........  49 Vice President--Creative Director
Kevin E. Burns..........  46 Senior Vice President/General Manager
Olga L. Conley..........  40 Chief Financial Officer, Vice President of Finance
                              and Treasurer
Randy A. Dow............  44 Vice President of Information Services
John J. Hayes...........  42 Executive Vice President of Marketing
Patricia C. Lee.........  34 Vice President--J. Jill
Stephen W. Lord.........  57 Vice President of Operations
Carol A. Maher..........  57 Vice President of Human Resources
Stephanie B. Noble......  43 Senior Vice President--Nicole Summers
Patricia C. Selander....  40 Vice President of Inventory Management
William E. Engbers        55
 (1)(2).................     Director
Walter J.                 79
 Levison*(1)(2).........     Director
Thomas J. Litle(2)......  57 Director
Ruth M. Owades*(1)......  49 Director
Samuel L. Shanaman......  56 Director

--------
 * Nominee for re-election as a Director.
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.

  Gordon R. Cooke has been President and Chief Executive Officer of the Company and a director since joining the Company in December 1995 and Chairman of the Board of Directors since August 1997. Mr. Cooke served as President of Time-Warner Interactive Merchandising, a division of Time Warner Inc., from November 1993 until December 1995, and as President of Bloomingdale's By Mail, a division of Federated Department Stores, Inc., from April 1991 until October 1993. Mr. Cooke is a director of Geerlings & Wade, Inc.

  David E. Brown joined the Company in March 1997 as Vice President--Creative Director. From April 1996 to March 1997 Mr. Brown was a freelance art director for Farrar & Farrar, a retail advertising agency. From September 1992 until April 1996 he was employed by Structure, a men's apparel division of The Limited, Inc., first as Art Director and later as Creative Director.

  Kevin E. Burns has been Senior Vice President/General Manager since joining the Company in November 1997. From December 1994 until October 1997 he served as Director of Customer Logistics for Ryder Integrated Logistics, Inc., a provider of third party integrated transportation and distribution/logistics services and a subsidiary of Ryder Systems, Inc. From November 1993 until December 1994 he was General Manager of DSC Logistics, Inc., a private company providing third party warehousing and distribution services. From August 1986 until October 1993 he was Director, Service and Logistics, for Frito Lay Company, a subsidiary of Pepsico, Inc.

  Olga L. Conley has been Chief Financial Officer since August 1997, Vice President of Finance since June 1996 and Treasurer since August 1993. She joined the Company in October 1991 as Director of Financial Services, a position she held until August 1993.

  Randy A. Dow has been Vice President of Information Services since November 1997. He joined the Company in October 1994 as Manager of Information Systems Development, and served as Management Information Systems Director from January 1996 until November 1997. From November 1991 until October 1994, Mr. Dow served as Management Information Systems Director for The Vantage Group, Inc., a direct marketing travel company.

  John J. Hayes has served as Executive Vice President of Marketing since joining the Company in May 1996. From September 1990 until May 1996, Mr. Hayes served as Vice President, Marketing and Catalog Production, of Bloomingdale's By Mail, a division of Federated Department Stores, Inc.

  Patricia C. Lee has been Vice President--J. Jill since December 1996. She joined the Company in December 1991 as a buyer, and served as Director of Merchandising from November 1994 until December 1996.

  Stephen W. Lord has been Vice President of Operations since October 1997. He joined the Company in December 1987 as Warehouse Manager, and served as Director of the Company's Distribution Center from September 1995 until October 1997.

  Carol A. Maher has been Vice President of Human Resources since June 1996. She joined the Company in December 1992 and served as Director of Human Resources until June 1996.

  Stephanie B. Noble has been Senior Vice President--Nicole Summers since December 1996. She joined the Company in April 1988 as Director of Merchandising and served as Vice President of Merchandising from April 1989 until December 1996.

  Patricia C. Selander joined the Company in January 1993 as Director of Inventory Control and became Vice President of Inventory Management in October 1995.

  William E. Engbers has been a director of the Company since July 1990. Mr. Engbers currently serves as Director, Venture Capital of Allstate Insurance Company, which he joined in June 1989. Mr. Engbers is a director of La Jolla Pharmaceutical Company.

  Walter J. Levison has been a director of the Company since March 1992. Since October 1982, Mr. Levison has been a general partner of the Aegis Venture Funds, a group of venture capital funds based in the Boston, Massachusetts area. He is also a director of Davox Corporation.

  Thomas J. Litle has been a director of the Company since May 1997. Since 1995 Mr. Litle has been the Chairman of LitleNet LLC, a company which he founded and which provides direct commerce connection and information sharing services to the direct marketing industry. From 1985 to 1995, he was Chairman and Chief Executive Officer of Litle & Company, which provided information sharing, payment processing and electronic network services for the direct marketing industry. Mr. Litle is a director of SkyMall, Inc. and the Direct Marketing Association.

  Ruth M. Owades has been a director of the Company since May 1997. Since 1988, Ms. Owades has been President and Chief Executive Officer of Calyx & Corolla, Inc., a catalog business which she founded and which offers consumers fresh-cut flowers and plants.

  Samuel L. Shanaman has been a director of the Company since July 1990. From June 1990 until March 1998 he held a number of positions with the Company, including President and Chief Executive Officer, Chief Financial Officer, Treasurer, Chief Operating Officer, Executive Vice President and Vice President--Finance.

  The Company's executive officers are elected by the directors and hold office until the first directors' meeting after the next annual meeting of stockholders or special meeting in lieu thereof, and thereafter until their successors are chosen and qualified, unless a shorter term is specified in the vote appointing them.

COMMITTEES AND MEETINGS OF THE BOARD

  During the fiscal year ended December 27, 1997 ("fiscal 1997"), the Board met five times and acted six times by unanimous written consent. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings held by the Board and Committees of the Board on which he or she served.

  The Board currently has two committees. The Audit Committee (currently composed of Mr. Engbers, Mr. Levison and Mr. Litle) reviews the internal accounting procedures of the Company and consults with and reviews the services provided by the Company's independent auditors. The Audit Committee met twice during fiscal 1997. The Compensation Committee (currently composed of Mr. Engbers, Mr. Levison and Ms. Owades) makes general policy decisions relating to compensation and benefits for the Company's employees, including decisions with respect to compensation for the Company's executive officers, and administers the Company's stock option and employee stock purchase plans. The Compensation Committee met five times during fiscal 1997 and acted once by unanimous written consent.

               REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

DIRECTORS' COMPENSATION

  Each member of the Board of Directors who is not an employee of the Company or any parent or subsidiary of the Company (an "Outside Director") receives an annual retainer of $10,000 and in addition, receives a fee of $1,000 for each meeting of the Board of Directors attended. Directors who are employees of the Company are not paid any separate fees for serving as directors.

  Under the 1993 Stock Option Plan, Outside Directors receive automatic formula stock option grants. See "Proposal Three--Amendment of the 1993 Stock Option Plan to Increase the Number of Shares of Common Stock that may be Issued Pursuant to Options Granted Thereunder" for a description of the material terms of such formula stock option grants. Mr. Engbers and Mr. Levison each has previously received automatic stock option grants under the 1993 Stock Option Plan to purchase an aggregate of 41,000 shares of Common Stock at exercise prices ranging from $3.25 to $9.00 per share. Such options are now fully vested. Mr. Litle and Ms. Owades each has previously received automatic stock option grants under the 1993 Stock Option Plan to purchase 24,000 shares of Common Stock at an exercise price of $7.50 per share. Such options vested as to one-third of the shares which may be purchased thereunder on May 8, 1997, and will vest as to the remainder of such shares in two equal installments on May 8 of 1998 and 1999, assuming they continue to be a Board member on such vesting date.

EXECUTIVE COMPENSATION

  The following table sets forth certain information concerning the compensation for services rendered in all capacities to the Company for fiscal 1997, the twelve months ended December 28, 1996 (the "Twelve Month Period") and the fiscal years ended June 29, 1996 ("fiscal 1996") and June 24, 1995 ("fiscal 1995") of the Chief Executive Officer of the Company and the four other most highly paid executive officers of the Company.

                          SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                            COMPENSATION(5)
                                                                            ---------------
                                                  ANNUAL COMPENSATION           AWARDS
                                             ------------------------------ ---------------
                                                                  OTHER       SECURITIES
                                                                  ANNUAL      UNDERLYING     ALL OTHER
        NAME AND                              SALARY   BONUS   COMPENSATION     OPTIONS     COMPENSATION
   PRINCIPAL POSITION         PERIOD(1)       ($)(2)   ($)(3)     ($)(4)          (#)          ($)(6)
   ------------------    ------------------- -------- -------- ------------ --------------- ------------
Gordon R. Cooke......... Fiscal 1997         $338,952 $397,506   $ 80,800       100,000        $2,020
 President, Chief        Twelve Month Period  300,020  225,006    144,908        75,000           585
 Executive Officer and   Fiscal 1996          150,010  135,000     49,500       175,000           120
 Chairman of the Board   Fiscal 1995              --       --         --            --            --
 of Directors
John J. Hayes........... Fiscal 1997          187,017   74,998          0        35,000         2,020
 Executive Vice
  President              Twelve Month Period  127,591   26,249          0        70,000            60
 of Marketing            Fiscal 1996           18,172        0          0        70,000             0
                         Fiscal 1995              --       --         --            --            --
Samuel L. Shanaman(7)... Fiscal 1997          155,002   93,002          0             0         2,020
 Former Executive Vice   Twelve Month Period  155,002   46,501          0        30,000           358
 President, Chief        Fiscal 1996          155,002        0          0        30,000           120
 Operating Officer and   Fiscal 1995          150,749        0          0        25,000           582
 Chief Financial Officer
Stephanie B. Noble...... Fiscal 1997          150,010   60,002          0             0         2,020
 Senior Vice President-- Twelve Month Period  138,372   22,502          0        30,000           293
 Nicole Summers          Fiscal 1996          127,493        0          0        30,000           120
                         Fiscal 1995          115,268        0          0             0           217
Patricia C. Lee......... Fiscal 1997          119,239   58,001          0        40,000         2,020
 Vice President--        Twelve Month Period   83,677    4,000          0        26,000           355
 J. Jill                 Fiscal 1996           78,036        0          0             0           120
                         Fiscal 1995           66,961        0          0         9,000           469

--------
(1) Amounts reported for the Twelve Month Period include amounts for the last six months of fiscal 1996, which are also included in amounts reported for fiscal 1996.
(2) Amounts reported for each period include amounts deferred by the named individuals pursuant to the Company's 401(k) Plan and Trust. Amounts shown do not include amounts expended by the Company pursuant to plans (including group disability, life and health) that do not discriminate in scope, terms or operation in favor of officers and directors and are generally available to all salaried employees.
(3) Amounts reported for each period include amounts earned with respect to that period but paid in the subsequent period.
(4) Amounts reported include $80,700 for fiscal 1997 and $72,000 for the Twelve Month Period for living expenses and $72,808 for the Twelve Month Period and $49,500 for fiscal 1996 for relocation expenses.
(5) The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts to any of the executive officers during any of the reported periods.
(6) The amounts reported include the following insurance premiums paid by the Company with respect to term life insurance for the benefit of the named individuals during fiscal 1997, the Twelve Month Period, fiscal 1996 and fiscal 1995, respectively: Mr. Cooke, $120, $110, $120 and $0; Mr. Hayes, $120, $60, $0 and $0; Mr. Shanaman, $120, $120, $120 and $120; Ms. Noble,
    $120, $120, $120 and $120; Ms. Lee, $120, $120, $120 and $120. The amounts reported also include the following Company matching contributions pursuant to the Company's 401(k) Plan and Trust for fiscal 1997, the Twelve Month Period, fiscal 1996 and fiscal 1995, respectively, for the benefit of the named individuals: Mr. Cooke, $1,900, $475, $0 and $0; Mr. Hayes, $1,900, $0, $0 and $0; Mr. Shanaman, $1,900, $238, $0 and $462; Ms.
    Noble, $1,900, $173, $0 and $97; and Ms. Lee $1,900, $235, $0 and $349.
(7) Mr. Shanaman resigned from his employment by the Company in March 1998. He remains a Director of the Company.

OPTION GRANTS

  The following table sets forth certain information regarding stock options granted during fiscal 1997 by the Company to the individuals named in the Summary Compensation Table:

                                                                              POTENTIAL REALIZABLE
                                                                                VALUE AT ASSUMED
                                                                                 ANNUAL RATES OF
                                                                                   STOCK PRICE
                                                                                APPRECIATION FOR
                                           INDIVIDUAL GRANTS                     OPTION TERM(2)
                         ---------------------------------------------------- ---------------------
                             NUMBER OF      PERCENT OF
                         SHARES UNDERLYING TOTAL OPTIONS EXERCISE
                              OPTIONS       GRANTED TO   PRICE PER
                              GRANTED      EMPLOYEES IN   SHARE    EXPIRATION     5%        10%
NAME                          (#)(1)        FISCAL 1997   ($/SH)      DATE       ($)        ($)
----                     ----------------- ------------- --------- ---------- ---------- ----------
Gordon R. Cooke.........      100,000(3)       23.1%      $3.625    01/02/04  $  147,574 $  343,910
John J. Hayes...........       35,000(4)        8.1%       10.50    06/25/04     149,609    348,654
Samuel L. Shanaman......            0           --           --          --          --         --
Stephanie B. Noble......            0           --           --          --          --         --
Patricia C. Lee.........       40,000(4)        9.2%       10.50    06/25/04     170,982    398,461
                       OPTION GRANTS IN LAST FISCAL YEAR

--------
(1) All of these options were granted under the 1993 Stock Option Plan. These options are exercisable during the holder's lifetime only by the holder, and by the holder only while the holder is an employee of the Company, and for certain limited periods of time thereafter in the event of retirement, death or termination of employment other than for cause. In addition, in the event of death of the option holder while an employee of the Company and before expiration of the option, these options vest in full. These options also are subject to accelerated vesting in the event that a "Qualified Sale" occurs and immediately prior to the closing of such Qualified Sale the holder is an employee of the Company. Immediately prior to such closing each such option shall become exercisable as to the number of shares subject to the option, up to 100%, equal to two times the number of shares as to which the option otherwise would have been exercisable immediately prior to such closing. "Qualified Sale" means the sale of all or substantially all of the assets or issued and outstanding capital stock of the Company or a merger or consolidation involving the Company in which stockholders of the Company immediately before such merger or consolidation do not own immediately after such merger of consolidation capital stock or other equity interests of the surviving corporation or entity representing more than 50% in voting power of the capital stock or other equity interests of such surviving corporation or entity outstanding immediately after such merger or consolidation.
(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based upon assumed rates of share price appreciation set by the Securities and Exchange Commission of five percent and ten percent compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, are dependent on the performance of the Common Stock and the date on which the option is exercised. There can be no assurance that the amounts reflected will be achieved.
(3) This option vested as to 25% of the shares which may be purchased thereunder on January 2, 1998 and as to an additional one forty-eighth (1/48) of the shares on the 2nd day of each month thereafter through January, 2001.
(4) This option vests as to 20% of the shares which may be purchased thereunder on June 25, 1998 and as to an additional one sixtieth (1/60) of the shares on the 25th day of each month thereafter through June, 2002.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

  The following table sets forth certain information concerning the number and value of stock options exercised by each of the individuals named in the Summary Compensation Table during fiscal 1997 and of unexercised stock options held by each of such individuals on December 27, 1997:

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

                                                                           VALUE OF UNEXERCISED
                                                NUMBER OF UNEXERCISED     IN-THE-MONEY OPTIONS
                                                   OPTIONS HELD AT               HELD AT
                                                DECEMBER 27, 1997(#)     DECEMBER 27, 1997($)(2)
                                              ------------------------- -------------------------
                           SHARES
                          ACQUIRED    VALUE
                         ON EXERCISE REALIZED
                             (#)      ($)(1)  EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
                         ----------- -------- ----------- ------------- ----------- -------------
Gordon R. Cooke.........    7,000    $99,750    80,500       187,500    $1,164,219   $2,564,844
John J. Hayes...........        0          0    22,166        82,834       274,304      806,321
Samuel L. Shanaman......   81,807    783,711    89,022        27,334     1,102,786      286,668
Stephanie B. Noble......        0          0    35,543        19,000       525,166      273,125
Patricia C. Lee.........    5,965     64,627     3,767        63,450        50,505      561,400

--------
(1) Value is based on the last sales price of the Common Stock on the exercise date, as reported by The Nasdaq Stock Market, less the applicable option exercise price.
(2) Value is based on the last sales price of the Common Stock before the end of fiscal 1997 ($16.625 per share on December 26, 1997), as reported by The Nasdaq Stock Market, less the applicable option exercise price.

CERTAIN EMPLOYMENT AND SEVERANCE ARRANGEMENTS

  In connection with the hiring of Gordon R. Cooke as President and Chief Executive Officer of the Company in December 1995, Mr. Cooke and the Company entered into an employment agreement which, among other things, provides that if Mr. Cooke's employment is terminated by the Company other than for just cause (as defined in the agreement), the Company will make severance payments to Mr. Cooke in an aggregate amount equal to Mr. Cooke's annual base salary at the time of termination, payable at the same time and in the same amounts as such base salary would have been paid.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee of the Board of Directors is composed of independent, non-employee directors. The Committee currently consists of Mr. Engbers, Mr. Levison and Ms. Owades, who were the only members of the Committee during fiscal 1997. Ms. Owades joined the Committee in August 1997. Mr. Engbers and Mr. Levison served on the Committee for all of fiscal 1997.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

 Compensation Policy

  During fiscal 1997 the Company's compensation package for its executive officers had three principal components: (1) base salary; (2) bonus; and (3) stock options. The Company's executive officers were also eligible to participate in other employee benefit plans on substantially the same terms as other employees who met applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under these Company plans.

  Base salary levels for the Company's executive officers are intended to be fair and competitive in the Company's industry. Base salaries for executive officers are reviewed annually, and any adjustments are based on such factors as individual performance, change in responsibilities and market-based comparisons with other comparable companies.

  Under the Company's bonus plan for fiscal 1997, bonuses for the Company's executive officers generally were based on a percentage of base salary and conditioned on the Company's ability to achieve its financial plan. Assigned bonus percentages varied depending on the Compensation Committee's view of the importance of the executive officer's contribution to the Company's ability to achieve its financial plan. The Compensation Committee was also authorized under the fiscal 1997 bonus plan to award additional bonuses in its discretion based upon such performance factors as it determined to be appropriate.

  Stock option awards are intended to provide the Company's executive officers with longer term incentives that align their interests with those of the Company's stockholders more generally. The Compensation Committee granted additional stock options to most of the Company's current executive officers during fiscal 1997.

 Chief Executive Officer Compensation

  Mr. Cooke's base salary during fiscal 1997 was at the rate of $300,000 per annum until June 30, 1997 and $375,000 per annum thereafter. Mr. Cooke received bonuses totaling $397,506 for fiscal 1997 as follows: (a) bonuses of $202,506 as a result of the Company's having achieved its financial plan for fiscal 1997; (b) bonuses of $165,000 based on the amounts by which the Company's operating income for the twelve months ended June 28, 1997 and for the Fall 1997 season exceeded the Company's financial plan for those periods; and (c) an additional bonus of $30,000 in recognition of the Company's outstanding performance during 1997. The Company also paid or reimbursed Mr. Cooke for certain living expenses. During fiscal 1997 Mr. Cooke was granted an option to purchase 100,000 shares of Common Stock at $3.625 per share, the closing price per share on The Nasdaq Stock Market on January 2, 1997, the date of option grant. The option vests as to 25% of the shares on January 2, 1998 and an additional one forty-eighth ( 1/48) of the shares on the 2nd day of each month thereafter through January 2, 2001, and vests in full upon death of Mr. Cooke while employed by the Company. The option is also is subject to accelerated vesting in event that a "Qualified Sale" occurs and immediately prior to the closing of such Qualified Sale Mr. Cooke is an employee of the Company. In such event, immediately prior to such closing the option becomes exercisable as to a number of shares subject to the option, up to 100%, equal to two times the number of shares as to which the option otherwise would have been exercisable immediately prior to such closing. For such purpose a "Qualified Sale" means a sale of all or substantially all of assets or issued and outstanding capital stock of the Company, or a merger or consolidation involving the Company in which the stockholders of the Company immediately before such merger or consolidation do not own immediately after such merger or consolidation capital stock or other equity interests of the surviving corporation or entity representing more than 50% in voting power of the capital stock or other equity interests of such surviving corporation or entity outstanding immediately after such merger or consolidation. The option expires on January 2, 2004. Under the terms of an employment agreement executed in connection with the initial hiring of Mr. Cooke in December 1995, in the event that Mr. Cooke's employment is terminated by the Company without just cause, as defined in the employment agreement, Mr. Cooke is entitled to severance payments equal to one times his annual base salary at the time of termination, payable at the same time and in the same amounts as such base salary would have been paid.

SUBMITTED BY THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

William E. Engbers
Walter J. Levison (Chairman)
Ruth M. Owades

                               PROPOSAL THREE--
              AMENDMENT TO THE 1993 STOCK OPTION PLAN TO INCREASE
            THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED
                    PURSUANT TO OPTIONS GRANTED THEREUNDER

  The 1993 Stock Option Plan currently provides that the total number of shares of Common Stock that may be issued pursuant to options granted thereunder may not exceed 1,200,000 (subject to adjustment upon certain changes in capitalization of the Company). The Company is proposing that the 1993 Stock Option Plan be amended to increase the number of shares of Common Stock that may be issued pursuant to options granted thereunder from 1,200,000 to 1,600,000. Currently, only 131,300 shares remain available for issuance pursuant to new options to be granted under the 1993 Stock Option Plan. The Company also believes that it is desirable to have additional shares available to cover future option grants to employees and automatic formula stock option grants to Outside Directors and that increasing the number of shares available under the 1993 Stock Option Plan will further align the interests of shareholders and management and will assist the Company in attracting and retaining key executives. The Board has authorized the amendment of the 1993 Stock Option Plan to increase the number of shares available for issuance thereunder, but this amendment will be effective only if this Proposal Three is approved by the stockholders of the Company.

  The full text of the 1993 Stock Option Plan as proposed to be amended is printed as Appendix A, beginning on page A-1.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO AMEND THE 1993 STOCK OPTION PLAN.

 Description of the 1993 Stock Option Plan

  In August 1993, the Company's Board of Directors adopted and the Company's stockholders approved the 1993 Stock Option Plan. From time to time thereafter the Company's Board of Directors and stockholders have approved amendments to the 1993 Stock Option Plan, including for the purpose of increasing the number of shares of Common Stock that may be issued pursuant to options granted thereunder. Most recently the Board of Directors of the Company has adopted an additional amendment to the 1993 Stock Option Plan to increase the number of shares of Common Stock that may be issued pursuant to options granted thereunder from 1,200,000 to 1,600,000, effective only if the amendment is approved by the stockholders of the Company.

  The 1993 Stock Option Plan authorizes (i) the grant of options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the grant of options that do not so qualify ("Nonqualified Options"). The exercise price of Incentive Options granted under the 1993 Stock Option Plan must be at least equal to the fair market value of the Common Stock on the date of grant. The exercise price of Incentive Options granted to an optionee who owns stock possessing more than 10% of the voting power of the Company's outstanding capital stock must equal at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price of Nonqualified Options granted under the 1993 Stock Option Plan must not be less than 85% of the fair market value of the Common Stock on the grant date.

  The 1993 Stock Option Plan is administered by the Compensation Committee of the Board of Directors. Except for certain non-discretionary option grants to Outside Directors described below, the Compensation Committee selects the individuals to whom options are granted and determines the option exercise price and other terms of each award, subject to the provisions of the 1993 Stock Option Plan. Incentive Options may be granted under the 1993 Stock Option Plan to employees, including officers and directors who are also employees. As of March 30, 1998, approximately 500 employees were eligible to participate in the 1993 Stock Option Plan. Nonqualified Options may be granted under the 1993 Stock Option Plan to employees, officers, individuals providing services to the Company and directors, whether or not they are employees of the Company.

  No options may extend for more than ten years from the date of grant (five years in the case of an optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary ("greater-than-ten-percent-stockholders")). The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options which first become exercisable by an employee or officer in any calendar year may not exceed $100,000. In no event may any person be granted options under the 1993 Stock Option Plan in any calendar year to purchase more than 100,000 shares of Common Stock.

  Options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee's lifetime, only by the optionee. Options generally may not be exercised after (i) termination of the optionee's employment by the Company for cause, (ii) thirty days after termination of the optionee's employment by the Company without cause or by the optionee voluntarily, (iii) ninety days following the optionee's retirement from the Company in good standing by reason of age or disability under the then established rules of the Company, and (iv) one year following an optionee's death if the optionee's death occurs prior to termination of the optionee's employment with the Company.

  Payment of the exercise price of the shares subject to the option may be made with (i) cash or check for an amount equal to the option price for such shares, (ii) with the consent of the Compensation Committee, shares of Common Stock having a fair market value equal to the option price of such shares,
(iii) with the consent of the Compensation Committee, delivery of such documentation as the Compensation Committee and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the option price, (iv) with the consent of the Compensation Committee, such other consideration which is acceptable to the Compensation Committee and has a fair market value equal to the option price of such shares, or (v) with the consent of the Compensation Committee, a combination of the foregoing.

  Under the 1993 Stock Option Plan, Outside Directors of the Company receive automatic formula stock option grants. Each Outside Director joining the Board on or after May 8, 1997 automatically is granted, on the date such person first becomes a member of the Board, a Nonqualified Option to purchase 24,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on such date. Such Nonqualified Option is immediately vested and exercisable as to one-third of such shares and vests and becomes exercisable as to the remaining two-thirds of such shares cumulatively in two equal annual installments on the first and second anniversaries of the date the option was granted, provided that the option holder continues to be a member of the Board on such anniversary. Any such Nonqualified Option granted to an Outside Director has a seven-year term. In the event that a "Qualified Sale" (as defined below) occurs before the expiration date of any such option, and immediately prior to the closing of such Qualified Sale the holder of the option is a member of the Board of Directors of the Company, then immediately prior to such closing the option will become exercisable as to a number of shares subject to the option, up to 100%, equal to two times the number of shares as to which the option otherwise would have been exercisable immediately prior to such closing. For such purposes, a "Qualified Sale" means the sale of all or substantially all of the assets or issued and outstanding capital stock of the Company, or a merger or consolidation involving the Company in which the stockholders of the Company immediately before such merger or consolidation do not own immediately after such merger or consolidation capital stock or other equity interests of the surviving corporation or entity representing more than fifty percent in voting power of the capital stock or other equity interests of such surviving corporation or entity outstanding immediately after such merger or consolidation.

  Additionally, on the date of each annual meeting of the Company's stockholders or special meeting in lieu thereof, each Outside Director who has served for at least six months and who continues to serve at the meeting is automatically granted, on the date of such meeting, a Nonqualified Option to purchase 5,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on such date. Each Nonqualified Option granted to an Outside Director as described in this paragraph is immediately vested in full and expires seven years from the date of grant.

  Mr. Engbers, Mr. Levison, Mr. Litle and Ms. Owades have previously received automatic formula stock option grants under the 1993 Stock Option Plan to purchase an aggregate of 41,000, 41,000, 24,000 and 24,000 shares, respectively, of Common Stock at exercise prices ranging from $3.25 to $9.00 per share. The options granted to Mr. Engbers and Mr. Levison have vested in full, and those granted to Mr. Litle and Ms. Owades have vested as to one-third of the shares which may be purchased thereunder and vest as to the remaining shares cumulatively in two equal installments on May 8, 1998 and May 8, 1999, provided they continue to be a Board member on such vesting date.

  At March 30, 1998 947,900 shares were issuable upon exercise of outstanding options granted under the 1993 Stock Option Plan and 120,800 shares had been purchased upon exercises of options granted thereunder. The Company has filed registration statements on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act") to register 1,200,000 shares of the Company's Common Stock that may be issued pursuant to options granted under the 1993 Stock Option Plan. The Company intends to file, as soon as practicable, a registration statement covering the additional 400,000 shares of Common Stock that will be issuable under the 1993 Stock Option Plan if Proposal Three is approved by the stockholders of the Company. Except in the case of shares issued to affiliates of the Company, as defined in the Securities Act, the shares of Common Stock issued upon exercise of options granted under the 1993 Stock Option Plan will be freely eligible for resale in the public market if they are issued while a registration statement is effective.

 New Plan Benefits

  Except as set forth below, the proposed amendments to the 1993 Stock Option Plan will not affect the manner in which the number of options to be received by or allocated to participants in the 1993 Stock Option Plan are determined nor would the proposed amendment, if it had been effective during fiscal 1997, have affected the determination of such amounts in fiscal 1997. Except as set forth below, the Company is unable to determine the dollar value and number of options which will be received by or allocated to (i) any of the Company's executive officers, (ii) the Company's current executive officers, as a group,
(iii) the Company's current directors who are not executive officers, as a group, and (iv) the Company's employees who are not executive officers, as a group, as a result of the proposed amendment because, except for the automatic non-discretionary formula stock option grants to Outside Directors described above, options are granted by the Compensation Committee of the Board of Directors on a discretionary basis.

  The following table sets forth information concerning the benefit that will be received by or allocated to the persons specified, assuming that Proposal Three is approved:

                                                                     NUMBER OF
                                                                     SECURITIES
                                                            DOLLAR   UNDERLYING
                                                             VALUE    OPTIONS
   NAME AND POSITION                                          ($)     GRANTED
   -----------------                                        -------  ----------
   William E. Engbers, Director...........................       (1)    5,000(2)
   Walter J. Levison, Director............................       (1)    5,000(2)
   Thomas J. Litle, Director..............................       (1)    5,000(2)
   Ruth M. Owades, Director...............................       (1)    5,000(2)
   Samuel L. Shanaman, Director...........................       (1)    5,000(2)
   Executive Officers (as a group)........................      0           0
   Directors who are not executive officers (as a group)..       (1)   25,000(2)
   All employees who are not executive officers (as a
    group)................................................      0           0

--------
(1) The dollar value of the options to be granted is not determinable at this time. Each such option will be granted at an exercise price equal to the fair market value of the Common Stock on the date of option grant (determined in accordance with the terms of the 1993 Stock Option Plan).
(2) Represents shares of Common Stock issuable pursuant to Nonqualified Options to be granted to each Outside Director pursuant to automatic formula stock option grants under the 1993 Stock Option Plan, as amended, at the time of the Annual Meeting. Does not include shares of Common Stock issuable pursuant to Nonqualified Options that would automatically be granted to Outside Directors under the 1993 Stock Option Plan, as amended, in connection with future annual meetings or special meetings in lieu thereof.

 Amendment of 1993 Stock Option Plan

  The Company's Board of Directors may modify, revise or terminate the 1993 Stock Option Plan at any time and from time to time, except that (i) the class of persons eligible to receive options and the aggregate number of shares issuable pursuant to the 1993 Stock Option Plan may not be changed or increased (other than pursuant to certain changes in the Company's capital structure) without the consent of the stockholders of the Company and (ii) the provisions of the 1993 Stock Option Plan relating to formula stock option grants to Outside Directors may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

 Federal Income Tax Information With Respect to the 1993 Stock Option Plan

  The holder of a Nonqualified Option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a Nonqualified Option, the difference between the fair market value of the underlying shares of Common Stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares.

  The holder of an Incentive Option recognizes no income for federal income tax purposes on the grant thereof. Except as provided below with respect to the alternative minimum tax, there is no tax upon exercise of an Incentive Option. If no disposition of shares acquired upon exercise of the Incentive Option is made by the option holder within two years from the date of the grant of the Incentive Option or within one year after exercise of the Incentive Option, any gain realized by the option holder on the subsequent sale of such shares is treated, for federal income tax purposes, as mid-term capital gain if the shares were held for more than 12 months but not more than 18 months and as a long-term capital gain if the shares were held for more than 18 months. If the shares are sold prior to the expiration of such two-year and one-year periods (a "Disqualifying Disposition"), the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the Incentive Option is treated as compensation to the option holder taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be mid-term capital gain if the shares are held for more than 12 months but not more than 18 months, and long-term capital gain if the shares are held for more than 18 months).

  The excess of the fair market value of the underlying shares over the option price at the time of exercise of an Incentive Option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer's regular tax liability in a later year; however, the alternative minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.

  Generally, subject to certain limitations, the Company may deduct on its corporate income tax returns, in the year in which an option holder recognizes ordinary income upon (1) the exercise of a Nonqualified Option or (2) a Disqualifying Disposition of an Incentive Option, an amount equal to the amount recognized by the option holder as ordinary income upon the occurrence of such exercise or Disqualifying Disposition.

  The 1993 Stock Option Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the plan qualified under
Section 401(a) of the Code.

                                PROPOSAL FOUR--
                   APPROVAL OF THE 1998 STOCK PURCHASE PLAN

  The 1998 Stock Purchase Plan authorizes the issuance of up to 100,000 shares of Common Stock to employees of the Company. The purpose of the 1998 Stock Purchase Plan is to provide a method whereby such employees will have an opportunity to acquire an ownership interest (or increase an existing ownership interest) in the Company through the purchase of shares of Common Stock of the Company. The Board of Directors anticipates that providing such employees with a direct stake in the Company's welfare will assure a closer identification of the interests of participants in the 1998 Stock Purchase Plan with those of the stockholders of the Company, thereby stimulating the participants' efforts on the Company's behalf and strengthening their desire to remain with the Company. The Board has adopted the 1998 Stock Purchase Plan, but this adoption must be approved by the stockholders of the Company.

  The full text of the 1998 Stock Purchase Plan as proposed to be approved is printed as Appendix B, beginning on page B-1.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO APPROVE THE 1998 STOCK PURCHASE PLAN.

 Description of the 1998 Stock Purchase Plan

  In December 1997, the Company's Board of Directors adopted the 1998 Stock Purchase Plan. The 1998 Stock Purchase Plan must be approved by the stockholders of the Company within twelve months after its adoption by the Board of Directors. Up to 100,000 shares of Common Stock are available for issuance and purchase by employees under the 1998 Stock Purchase Plan (subject to adjustment in the event of certain changes in the Company's capital structure).

  The 1998 Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors. The right to purchase stock under the 1998 Stock Purchase Plan is made available by a series of one-year offerings (the "Offering" or "Offerings") to eligible employees. The applicable date of commencement ("Offering Commencement Date") and date of termination ("Offering Termination Date") of each Offering under the 1998 Stock Purchase Plan is the first and the last business day of each calendar year, respectively, unless the Compensation Committee, in its discretion, determines otherwise.

  All employees of the Company are eligible to participate in the 1998 Stock Purchase Plan on the first Offering Commencement Date following the commencement of employment if (a) the employee is customarily employed at least twenty hours per week and more than five months in a calendar year by the Company or any parent or subsidiary of the Company, (b) immediately after the grant of an option to participate such employee would not own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary of the Company (as determined in accordance with Section 424(d) of the Code), and (c) the grant of an option to participate in the 1998 Stock Purchase Plan would not cause his rights to purchase stock under all employee stock purchase plans of the Company and any parent or subsidiary of the Company to exceed $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which the option is outstanding (determined in accordance with Section 423(b)(8) of the Code). Participation in the 1998 Stock Purchase Plan is voluntary and participation in any one or more of the Offerings under the 1998 Stock Purchase Plan will neither limit nor require participation in any other Offering.

  At the time a participant files his authorization for a payroll deduction, he may elect to have deductions made from his pay on each payday during the time he is a participant in an Offering at any integral rate up to 10% of his base pay on the Offering Commencement Date. Payroll deductions for a participant will commence on the applicable Offering Commencement date and end on the applicable Offering Termination Date unless terminated sooner by the participant in accordance with the terms of the 1998 Stock Purchase Plan. All payroll deductions made for a participant will be credited to his account under the 1998 Stock Purchase Plan. No separate cash payments may be made into such account by the employee. No interest will be paid or allowed on any money paid into the 1998 Stock Purchase Plan or credited to the account of any participant. An employee may terminate his participation in the 1998 Stock Purchase Plan at any time by giving notice to the Company's Treasurer. During the Offering, the participant may not change the percentage of compensation which is to be deducted.

  On the applicable Offering Commencement Date, a participating employee will be deemed to have been granted an option to purchase a maximum number of shares of the Company's Common Stock equal to an amount determined as follows: 85% of the per share market value of the Company's Common Stock on such Offering Commencement Date shall be divided into an amount equal to the percentage of the employee's compensation which he has elected to have withheld (but no more than 10%) multiplied by the employee's compensation over the Offering period. The per share market value of the Common Stock purchased under the 1998 Stock Purchase Plan will be, with respect to each Offering thereunder, the lower of (a) 85% of the closing price per share (determined in accordance with the terms of the 1998 Stock Purchase
Plan) on the Offering Commencement Date and (b) 85% of the closing price per share (determined in accordance with the terms of the 1998 Stock Option Plan) on the Offering Termination Date.

  Unless a participant first gives written notice of his withdrawal from participation in the applicable Offering, his option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the applicable Offering Termination Date. The number of full shares of Common Stock so purchased will be equal to the accumulated payroll deductions in the participant's account at that time divided by the applicable option price (but not in excess of the number of shares for which options have been granted to the participant), and any excess in his account at that time (other than amounts relating to fractional shares, as discussed in the following sentence) will be automatically returned to the participant. Fractional shares will not be issued under the 1998 Stock Purchase Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be automatically carried forward to the next Offering unless the participant chooses to have the excess funds returned to him by giving written notice to the Company's Treasurer to that effect.

  An employee's participation under the 1998 Stock Purchase Plan terminates upon voluntary withdrawal from the 1998 Stock Purchase Plan at any time prior to the Offering Termination Date for an Offering, or when such employee ceases employment because of retirement, resignation, lay-off or discharge, except that if an employee's employment terminates due to death, his beneficiary will have the right to withdraw all of the payroll deductions or to exercise the option.

  The first Offering under the 1998 Stock Purchase Plan commenced on January 2, 1998, and 111 employees of the Company (representing approximately 20% of those eligible to participate) have elected to participate in the current Offering. As of January 2, 1998, no shares had been issued or sold pursuant to the 1998 Stock Purchase Plan, and, subject to stockholder approval of Proposal Four, 100,000 shares of Common Stock remained available for future issuance under the 1998 Stock Purchase Plan.

  The Company intends to file, as soon as practicable, a registration statement covering the 100,000 shares of Common Stock that will be issuable under the 1998 Stock Purchase Plan if Proposal Four is approved by the stockholders of the Company. Except in the case of shares issued to affiliates of the Company, as defined in the Securities Act, the shares of Common Stock issued under the 1998 Stock Purchase Plan will be freely eligible for resale in the public market if they are issued while a registration statement is effective.

 New Plan Benefits

  The Company is unable to determine the dollar value and number of options or other benefits or amounts that will be received by or allocated to (i) any of the Company's executive officers, (ii) the Company's current executive officers, as a group, (ii) the Company's current directors who are not executive officers, as a group, or (iv) the Company's employees who are not executive officers, as a group, as a result of the adoption of the 1998 Stock Purchase Plan. Had the 1998 Stock Purchase Plan been in effect during fiscal 1997, the dollar value or number of options or other benefits or amounts received by or allocated to such persons during the fiscal year would not have been affected.

 Amendment of 1998 Stock Purchase Plan

  The Company's Board of Directors may, in its discretion, at any time, terminate or amend the 1998 Stock Purchase Plan, except that no such termination may affect options previously granted, nor may any amendment make a change in any option previously granted which would adversely affect the rights of an option holder under such Plan.

 Federal Income Tax Information With Respect to the 1998 Stock Purchase Plan.

  If an employee acquires shares of Common Stock pursuant to the 1998 Stock Purchase Plan and does not dispose of them within two years after the commencement of the Offering period pursuant to which the shares were acquired, nor within one year after the date on which the shares were acquired, any gain realized upon subsequent disposition will be treated, for federal income tax purposes, as mid-term capital gain if the shares were held for more than 12 months but not more than 18 months and as long-term capital gain if the shares were held for more than 18 months, except that the portion of such gain equal to the lesser of (a) the excess of the fair market value of the shares on the date of disposition over the amount paid to the Company upon purchase of the shares, or (b) the excess of the fair market value of the shares on the Offering Commencement Date over the amount paid upon purchase of the shares, is taxable as ordinary income. There is no corresponding deduction for the Company, however. If the employee disposes of the shares at a price less than the price at which he acquired the shares, the employee realizes no ordinary income and has a capital loss measured by the difference between the purchase price and the selling price.

  If the employee disposes of shares acquired pursuant to the 1998 Stock Purchase Plan within two years after the Offering Commencement Date of the Offering pursuant to which the shares were acquired, or within one year after the date on which the shares were acquired, the difference between the purchase price and the fair market value of the shares at the time of purchase will be taxable to him as ordinary income in the year of disposition. In this event, the Company may deduct from its gross income an amount equal to the amount treated as ordinary income to such employee. Any excess of the selling price over the fair market value at the time the employee purchased the shares will be taxable as long-term, mid-term or, if the shares were held for 12 months or less, short-term capital gain, depending upon the period for which the shares were held. If any shares are disposed of within either the two-year or one-year period at a price less than the fair market value at the time of purchase, the same amount of ordinary income (i.e., the difference between the purchase price and the fair market value of the shares at the time of purchase) is realized, and a capital loss is recognized equal to the difference between the fair market value of the shares at the time of purchase and the selling price.

  If a participating employee should die while owning shares acquired under the 1998 Stock Purchase Plan, ordinary income may be reportable on his final income tax return.

  The 1998 Stock Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the plan qualified under Section 401(a) of the Code.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

  None of the directors or executive officers of the Company has any interest in the adoption of Proposal Three or Proposal Four except as follows:

    (1) Mr. Engbers, Mr. Levison, Mr. Litle, Ms. Owades and Mr. Shanaman, the Company's five current Outside Directors, each will automatically be granted a nonqualified stock option to purchase 5,000 shares of Common Stock at the Annual Meeting (assuming they continue to serve at the time of such meeting), and will receive a nonqualified option to purchase 5,000 shares of Common Stock in connection with future annual meetings or special meetings in lieu thereof (assuming they have served for at least six months before such meeting and continue to serve at the time of such meeting).

    (2) In the future, the Company's directors (other than Outside Directors) and executive officers might, in the discretion of the Compensation Committee, be granted stock options under the 1993 Stock Option Plan which are exercisable for some portion of the additional shares proposed to be made available for option grants under Proposal Three.

    (3) In the future, the Company's directors (other than Outside Directors) and executive officers might choose to acquire some portion of the shares proposed to be made available for purchase by employees of the Company under Proposal Four through participation in the 1998 Stock Purchase Plan.

PERFORMANCE GRAPH

  The following Performance Graph compares the performance of the Company's cumulative stockholder return with that of two broad market indexes, the Nasdaq Stock Market Index for U.S. Companies and the Russell 2000 Index, and a peer group composed of companies selected on a line-of-business basis and consisting of Blair Corporation, Damark International Inc., Geerlings & Wade, Inc., Hanover Direct, Inc., Lands' End, Inc., Lillian Vernon Corp., The Right Start, Inc., Spiegel, Inc. and Williams-Sonoma Incorporated. The return for each issuer in the peer group is weighted according to the issuer's stock market capitalization.

  The cumulative stockholder returns for shares of the Company's Common Stock and the peer group are calculated assuming $100 was invested on November 2, 1993, the date on which the Company's Common Stock commenced trading on The Nasdaq Stock Market. The cumulative stockholder returns for the market indexes are calculated assuming $100 was invested on October 31, 1993. The Company paid no cash dividends during the periods shown. The performance of the market indexes and the peer group is shown on a total return (dividends reinvested) basis.

                             [GRAPH APPEARS HERE]

                                           Cumulative Total Return
                            ------------------------------------------------------
                            11/02/93     6/94     6/95     6/96     12/96    12/97
DM MGMT CO                       100      100       38       49        38      156
PEER GROUP                       100       91       81       85        92      119
NASDAQ STOCK MARKET (U.S.)       100      100       97      138       170      208
RUSSELL 2000                     100      100       98      126       147      180

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  At the close of business on March 30, 1998, there were issued and outstanding 6,298,007 shares of Common Stock entitled to cast 6,298,007 votes. On March 30, 1998, the closing price of the Company's Common Stock as reported by The Nasdaq Stock Market was $20.875 per share.

PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of March 30, 1998 by (i) each person known by the Company to own beneficially more than five percent of the Common Stock as of such date, (ii) each current director of the Company, (iii) each nominee for director of the Company, (iv) each current executive officer of the Company, (v) all current executive officers and directors of the Company as a group and (vi) each person who served as an executive officer or director of the Company during fiscal 1997:

                                                                        SHARES BENEFICIALLY
                                                                             OWNED(1)
                                                                        ----------------------
                       NAME                                              NUMBER      PERCENT
                       ----                                             ----------- ----------
B.A.T. Industries p.l.c. and affiliates(2) ............................     349,672       5.6%
 Windsor House
 50 Victoria Street
 London SW1H ONL England
V.G.H. Partners, L.L.C. and affiliates(3) .............................     450,000       7.1%
 260 Franklin Street
 Boston, MA 02110
Westcliff Capital Management, LLC and affiliates(4))...................     403,175       6.4%
 200 Seventh Avenue, Suite 105
 Santa Cruz, CA 95062
David E. Brown(5)......................................................       4,666         *
Kevin E. Burns.........................................................           0       N/A
Olga L. Conley(6)......................................................      26,695         *
Gordon R. Cooke(7).....................................................     144,163       2.2%
Randy A. Dow(8)........................................................       6,363         *
William E. Engbers(9)..................................................       5,100         *
John J. Hayes(10)......................................................      42,585         *
Patricia C. Lee(11)....................................................      14,600         *
Walter J. Levison(12)..................................................      53,204         *
Thomas J. Litle(13)....................................................      16,000         *
Stephen W. Lord........................................................      11,201         *
Carol A. Maher(14).....................................................      13,062         *
Stephanie B. Noble(15).................................................      45,459         *
Ruth M. Owades(16).....................................................      16,000         *
Patricia Selander(17)..................................................      23,095         *
Samuel L. Shanaman(18).................................................     186,271       3.0%
All current directors and executive officers as group (16 persons)
 (5)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)(18)...................     608,464       9.3%

--------
  * Less than one percent.
 (1) The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.
 (2) The Company has received a copy of a report on Schedule 13G, with a signature dated March 12, 1998, filed by B.A.T. Industries p.l.c. ("BAT") and Threadneedle Investment Managers Ltd. ("TN"). The
    report stated that the shares being reported were acquired by insurance exchanges for which TN acts as attorney-in-fact or by investment funds for which TN acts as manager and investment adviser and exercised investment discretion. The report also stated that as of March 12, 1998 each of BAT and TN held shared voting and dispositive power with respect to the shares listed in this table.
 (3) The Company has received a copy of a report on Schedule 13D, with a signature dated March 13, 1998, filed by VGH Partners, L.L.C. ("VGH"), Vinik Partners, L.P. ("VP LP"), Vinik Asset Management, L.P. ("VAM LP"), Jeffrey N. Vinik ("Vinik"), Michael S. Gordon ("Gordon"), Mark D. Hostetter ("Hostetter") and Vinik Asset Management, L.L.C. ("VAM LLC"). The report stated that VGH is the general partner of VP LP, VAM LLC is the general partner of VAM LP and Vinik is the senior managing member, and Gordon and Hostetter are managing members, of VGH and VAM LLC. The report also stated that on March 13, 1998, Vinik, Gordon and Hostetter held shared voting and dispositive power with respect to the shares listed in this table, VGH and VP LP held shared voting and dispositive power with respect to 185,500 of the shares listed in this table and VAM LP and VAM LLC held shared voting and dispositive power with respect to 264,500 of the shares listed in this table.
 (4) The Company has received a copy of a report on Schedule 13G, with a signature dated March 20, 1998, filed by Westcliff Capital Management, LLC ("WCM"), Richard S. Spencer III ("Spencer") and David R. Korus ("Korus"). The report stated that Spencer and Korus are the sole owners and managers of WCM. The report also stated that on March 20, 1998, WCM held sole voting and dispositive power with respect to the shares listed in this table and Spencer and Korus each held shared voting and dispositive power with respect to the shares listed in this table.
 (5) Represents shares issuable upon the exercise of an outstanding stock option currently exercisable or exercisable within sixty days following March 30, 1998.
 (6) Includes 24,900 shares issuable upon the exercise of outstanding stock options currently exercisable or exercisable within sixty days following March 30, 1998.
 (7) Includes 132,061 shares issuable upon the exercise of outstanding stock options currently exercisable or exercisable within sixty days following March 30, 1998. Also includes 400 shares held by Mr. Cooke's daughters.
 (8) Includes 3,000 shares issuable upon the exercise of an outstanding stock option currently exercisable or exercisable within sixty days following March 30, 1998.
 (9) Includes 100 shares held by Mr. Engbers' wife. Mr. Engbers disclaims beneficial ownership of the shares held by his wife. Also includes 5,000 shares issuable upon the exercise of outstanding stock options held by Mr. Engbers currently exercisable or exercisable within sixty days following March 30, 1998.
(10) Includes 28,000 issuable upon the exercise of an outstanding stock option currently exercisable or exercisable within sixty days following March 30, 1998.
(11) Includes 2,766 shares issuable upon the exercise of outstanding stock options currently exercisable or exercisable within sixty days following March 30, 1998.
(12) Includes 41,000 shares issuable upon the exercise of outstanding stock options currently exercisable or exercisable within sixty days following March 30, 1998
(13) Represents shares issuable upon the exercise of an outstanding stock option currently exercisable or exercisable within sixty days of March 30, 1998.
(14) Includes 12,216 shares issuable upon the exercise of outstanding stock options currently exercisable or exercisable within sixty days following March 30, 1998.
(15) Includes 38,043 shares issuable upon the exercise of outstanding stock options currently exercisable or exercisable within sixty days following March 30, 1998.
(16) Represents shares issuable upon the exercise of an outstanding stock option currently exercisable or exercisable within sixty days of March 30, 1998.
(17) Includes 22,500 shares issuable upon the exercise of outstanding stock options currently exercisable or exercisable within sixty days following March 30, 1998.
(18) Includes 2,000 shares held in trust for Mr. Shanaman's wife. Mr. Shanaman disclaims beneficial ownership of the shares held in trust for his wife.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely upon review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 1997 and Form 5 and amendments thereto furnished to the Company with respect to fiscal 1997, or written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% stockholders were fulfilled in a timely manner except for a Form 4 filing for Ms. Lee, which was made approximately four months late.

                        INFORMATION CONCERNING AUDITORS

  The accounting firm of Coopers & Lybrand L.L.P., which has served as the Company's principal independent accountants continuously since the Company's formation, was selected by the Board to continue in that capacity for fiscal 1998. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting. This representative will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions presented at the Annual Meeting.

                                 SOLICITATION

  No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and certain employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                             STOCKHOLDER PROPOSALS

  Stockholder proposals for inclusion in the proxy materials related to the 1999 Annual Meeting of Stockholders or Special Meeting in lieu thereof must be received by the Company at its Executive Offices no later than December 10, 1998.

                                 MISCELLANEOUS

  The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                             AVAILABLE INFORMATION

  Stockholders of record on March 30, 1998 will receive a Proxy Statement and the Company's 1997 Annual Report, which contains detailed financial information concerning the Company. The Company will mail, without charge, a copy of the Company's Annual Report on Form 10-K (excluding exhibits) to any stockholder entitled to receive this Proxy Statement who requests it in writing. Please submit any such written request to Patti DeLuca, Investor Relations Specialist, DM Management Company, 25 Recreation Park Drive, Hingham, Massachusetts 02043.

                                                                     APPENDIX A

                             DM MANAGEMENT COMPANY

               1993 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

SECTION 1. PURPOSE

  This Amended and Restated 1993 Incentive and Nonqualified Stock Option Plan (the "Plan") of DM Management Company (the "Company"), is designed to provide additional incentive to executives and other key employees of the Company, and any parent or subsidiary of the Company, and for certain other individuals providing services to or acting as directors of the Company or any such parent or subsidiary. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Stock Options") as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options") under the Plan which afford such executives, key employees or other individuals an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. The Company intends that Incentive Stock Options issued under the Plan will qualify as "incentive stock options" as defined in Section 422 of the Code and the terms of the Plan shall be interpreted in accordance with this intention. The terms "parent" and "subsidiary" shall have the respective meanings set forth in Section 424 of the Code.

SECTION 2. ADMINISTRATION

  2.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Board") or another committee consisting of at least two members of the Company's Board (in either case, the "Committee"). None of the members of the Committee shall be an officer or other employee of the Company. It is the intention of the Company that the Plan shall be administered by "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and by "outside directors" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a "disinterested person" or "outside director." Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

  2.2 Powers of the Committee. Subject to the terms and conditions of the Plan, the Committee shall have the power:

    (a) To determine from time to time the persons eligible to receive options and the options to be granted to such persons under the Plan and to prescribe the terms, conditions, restrictions, if any, and provisions (which need not be identical) of each option granted under the Plan to such persons;

    (b) To construe and interpret the Plan and options granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company and optionees;

    (c) To make, in its sole discretion, changes to any outstanding option granted under the Plan, including:

      (i) to reduce the exercise price, (ii) to accelerate the vesting schedule or (iii) to extend the expiration date; and

    (d) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

SECTION 3. STOCK

  3.1 Stock to be Issued. The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued common stock, $.01 par value (the "Common Stock"), or shares of the Company's Common Stock held in treasury. The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 1,600,000 shares of Common Stock; provided, however, that the class and aggregate number of shares which may be subject to options granted under the Plan shall be subject to adjustment as provided in Section 8 hereof.

  3.2 Expiration, Cancellation or Termination of Option. Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Plan.

  3.3 Limitation on Grants. In no event may any person be granted options under the Plan in any calendar year to purchase more than 100,000 shares of Common Stock. The number of shares of Common Stock issuable pursuant to an option granted under the Plan that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in the calendar year of grant. In addition, for purposes of applying the foregoing limitation, if the exercise price of an option granted under the Plan is subsequently reduced, the transaction shall be deemed a cancellation of the original option and the grant of a new one.

SECTION 4. ELIGIBILITY

  4.1 Persons Eligible. Incentive Stock Options under the Plan may be granted only to officers and other employees of the Company or any parent or subsidiary of the Company. Nonqualified Options may be granted to officers or other employees of the Company or any parent or subsidiary of the Company, and to members of the Board and consultants or other persons who render services to the Company or any such parent or subsidiary (regardless of whether they are also employees), provided, however, that options may be granted to members of the Board who are not employees of the Company or any such parent or subsidiary ("Outside Directors") only as provided in Section 4.4.

  4.2 Greater-Than-Ten-Percent Stockholders. Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Stock Option shall be granted to an individual who, at the time the option is granted, owns (including ownership attributed pursuant to Section 425 of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (a "greater-than-ten-percent stockholder"), unless such Incentive Stock Option provides that (i) the purchase price per share shall not be less than one hundred ten percent of the fair market value of the Common Stock at the time such option is granted, and (ii) that such option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

  4.3 Maximum Aggregate Fair Market Value. The aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under the Plan and any other plans of the Company or any parent or subsidiary for the issuance of incentive stock options) shall not exceed $100,000 (or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation).

  4.4 Option Grants to Outside Directors.

  (a) Grant of Options.

    (i) Each Outside Director serving on the Board immediately before the meeting of the Company's shareholders at which this Section 4.4 in this form is approved (the "Approval Meeting") has previously been granted Nonqualified Options to purchase an aggregate of 36,000 shares of Common Stock automatically under this Section 4.4 in the form that was in effect prior to the Approval Meeting.

    (ii) Each Outside Director first joining the Board at the Approval Meeting or thereafter shall automatically be granted, on the date such person first becomes a member of the Board, a Nonqualified Option to purchase 24,000 shares of Common Stock. Such Nonqualified Option shall be immediately vested and exercisable as to one-third of such shares and shall vest and become exercisable as to the remaining two-thirds of such shares cumulatively in two equal annual installments on the first and second anniversaries of the date the option was granted, provided that the option holder continues to be a member of the Board on such anniversary. Notwithstanding the foregoing, in the event that a Qualified Sale (as hereinafter defined) occurs before the expiration date of such Nonqualified Option, and immediately prior to the closing of such Qualified Sale the option holder is a director of the Company, then immediately prior to such closing such Nonqualified Option shall become exercisable as to a number of shares subject to such Nonqualified Option, up to 100%, equal to two times the number of shares as to which such Nonqualified Option otherwise would have been exercisable immediately prior to such closing. A Qualified Sale shall mean the sale of all or substantially all of the assets or issued and outstanding capital stock of the Company, or a merger or consolidation involving the Company in which the stockholders of the Company immediately before such merger or consolidation do not own immediately after such merger or consolidation capital stock or other equity interests of the surviving corporation or entity representing more than fifty percent in voting power of the capital stock or other equity interests of such surviving corporation or entity outstanding immediately after such merger of consolidation.

    (iii) On the date of each annual meeting of the Company's stockholders or special meeting in lieu thereof beginning with the Approval Meeting, each Outside Director who has served for at least six months and continues to serve at that meeting shall automatically be granted a Nonqualified Option to purchase 5,000 shares of Common Stock. Such Nonqualified Option shall be immediately vested in full.

  (b) Purchase Price. The purchase price per share of Common Stock under each Nonqualified Option granted pursuant to this Section 4.4 shall be equal to the fair market value of the Common Stock on the date the Nonqualified Option is granted, such fair market value to be determined in accordance with the provisions of Section 6.3.

  (c) Expiration. Each Nonqualified Option that has been granted to an Outside Director as described in Section 4.4(a)(i) expires on the fifth anniversary of the date of grant. Each Nonqualified Option granted to an Outside Director under Section 4.4(a)(ii) or (iii) shall expire on the seventh anniversary of the date of grant.

SECTION 5. TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE

  5.1 Termination of Employment. Except as may be otherwise expressly provided herein, options shall terminate on the earlier of:

    (a) the date of expiration thereof;

    (b) immediately upon the termination of the optionee's employment with or performance of services for the Company (or any parent or subsidiary of the Company) by the Company (or any such parent or subsidiary) for cause (as determined by the Company or such parent or subsidiary); or

    (c) thirty days after the date of termination of the optionee's employment with or performance of services for the Company (or any parent or subsidiary of the Company) by the Company (or any such parent or subsidiary) without cause or voluntarily by the optionee;

provided, that Nonqualified Options granted to persons who are not employees of the Company (or any parent or subsidiary of the Company) need not, unless the Committee determines otherwise, be subject to the provisions set forth in clauses (b) and (c) above.

  An employment relationship between the Company (or any parent or subsidiary of the Company) and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company (or any such parent or subsidiary). Whether authorized leave of absence, or absence on military or government service, shall constitute termination of the employment relationship between the Company (or any parent or subsidiary of the Company) and the optionee shall be determined by the Committee at the time thereof.

  As used herein, "cause" shall mean (x) any material breach by the optionee of any agreement to which the optionee and the Company (or any parent or subsidiary of the Company) are both parties, (y) any act or omission to act by the optionee which may have a material and adverse effect on the business of the Company (or any such parent or subsidiary) or on the optionee's ability to perform services for the Company (or any such parent or subsidiary), including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company (or any such parent or subsidiary) or any affiliate of the Company (or any such parent or subsidiary).

  5.2 Death or Retirement of Optionee. In the event of the death of the holder of an option that is subject to clause (b) or (c) of Section 5.1 above prior to termination of the optionee's employment with or performance of services for the Company (or any parent or subsidiary of the Company) and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one year following the date of such death. After the death of the optionee, his executors, administrators or any person or persons to whom his option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the option to the extent the optionee was entitled to exercise such option at the time of his death.

  If, before the date of the expiration of an option that is subject to clause
(b) or (c) of Section 5.1 above, the optionee shall be retired in good standing from the Company for reasons of age or disability under the then established rules of the Company, the option shall terminate on the earlier of such date of expiration or ninety (90) days after the date of such retirement. In the event of such retirement, the optionee shall have the right prior to the termination of such option to exercise the option to the extent to which he was entitled to exercise such option immediately prior to such retirement.

SECTION 6. TERMS OF THE OPTION AGREEMENTS

  Each option agreement shall be in writing and shall contain such terms, conditions, restrictions, if any, and provisions as the Committee shall from time to time deem appropriate. Such provisions or conditions may include without limitation restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Committee; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an incentive option within the meaning of Section 422 of the Code. The shares of stock issuable upon exercise of an option by any executive officer, director or beneficial owner of more than ten percent of the Common Stock of the Company may not be sold or transferred (except that such shares may be issued upon exercise of such option) by such officer, director or beneficial owner for a period of six months following the grant of such option.

  Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

  6.1 Expiration of Option. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not, in the case of an Incentive Stock Option, be later than the tenth anniversary (fifth anniversary in the case of a greater-than-ten-percent stockholder) of the date on which the option was granted, or as specified in Section 5 of this Plan.

  6.2 Exercise. Each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the option.

  6.3 Purchase Price. The purchase price per share under each option shall be determined by the Committee at the time the option is granted; provided, however, that the option price of any Incentive Stock

Option shall not, unless otherwise permitted by the Code or other applicable law or regulation, be less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-ten-percent stockholder) and the option price of any Nonqualified Option shall not be less than 85% of the fair market value of the Common Stock on the date the option is granted. For the purpose of the Plan the fair market value of the Common Stock shall be (i) in the case of the Non-Qualified Options granted to Outside Directors in connection with the Company's initial public offering, the initial public offering price and (ii) in all other cases, the closing price per share on the date of grant of the option as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") National Market System or, if the Common Stock is not listed on the Nasdaq National Market System, the mean of the bid and asked prices per share on the date of grant of the option or, if the Common Stock is not traded over the counter, the fair market value as determined by the Committee.

  6.4 Transferability of Options. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him/her.

  6.5 Rights of Optionees. No optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until the option shall have been exercised pursuant to the terms thereof, and the Company shall have issued and delivered the shares to the optionee.

  6.6 Repurchase Right. The Committee may in its discretion provide upon the grant of any option hereunder that the Company shall have an option to repurchase upon such terms and conditions as determined by the Committee all or any number of shares purchased upon exercise of such option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Committee at the time the option for the shares subject to repurchase is granted. In the event the Committee shall grant options subject to the Company's repurchase option, the certificates representing the shares purchased pursuant to such option shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

  6.7 "Lockup" Agreement. The Committee may in its discretion specify upon granting an option that the optionee shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 7. METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

  7.1 Method of Exercise. Any option granted under the Plan may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

  7.2 Payment of Purchase Price. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either by (i) cash or check equal to the option price for the number of shares specified in the Notice, or (ii) with the consent of the Committee, other shares of Common Stock which (a) either have been owned by the optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (b) have a fair market value on the date of surrender not greater than the aggregate option price of the shares as to which such option shall be exercised, (iii) with the consent of the Committee, delivery of such documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the option price, (iv) with the consent of the Committee, such other consideration which is acceptable to the

Committee and which has a fair market value equal to the option price of such shares, or (v) with the consent of the Committee, a combination of (i), (ii),
(iii), (iv) and/or (v). For the purpose of the preceding sentence, the fair market value per share of Common Stock so delivered to the Company shall be determined in the manner specified in Section 6.3. As promptly as practicable after receipt of the Notice and accompanying payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

SECTION 8. CHANGES IN COMPANY'S CAPITAL STRUCTURE

  8.1 Rights of Company. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

  8.2 Recapitalization, Stock Splits and Dividends. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment had he exercised his option in full immediately prior to such event; and (ii) the number and class of shares set forth in Sections 3.1, 3.3 and 4.4 shall be adjusted by substituting therefor that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

  8.3 Merger without Change of Control. After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which (i) the Company shall be the surviving corporation, and (ii) the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent of the voting power of the Company, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive in lieu of the number of shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which such option was exercisable.

  8.4 Sale or Merger with Change of Control. If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation but the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent of the voting power of the Company, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, liquidation, sale or disposition; (ii) the Committee may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Committee; or (iii) all outstanding options may be cancelled by the Committee as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

  8.5 Adjustments to Common Stock Subject to Options. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

  8.6 Miscellaneous. Adjustments under this Section 8 shall be determined by the Committee, and such determinations shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

SECTION 9. GENERAL RESTRICTIONS

  9.1 Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

  9.2 Compliance with Securities Laws. The Company shall not be required to sell or issue any shares under any option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Act"), upon exercise of any option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an option are not registered under the Act, the Company may imprint upon any certificate representing shares so issued the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act and with applicable state securities laws:

  The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

  The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

  9.3 Employment Obligation. The granting of any option shall not impose upon the Company (or any parent or subsidiary of the Company) any obligation to employ or continue to employ any optionee; and the right of the Company (or any such parent or subsidiary) to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to him/her.

  9.4 Withholding Tax. Whenever under the Plan shares of Common Stock are to be delivered upon exercise of an option, the Company shall be entitled to require as a condition of delivery that the optionee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto.

SECTION 10. AMENDMENT OR TERMINATION OF THE PLAN

  The Board of Directors may modify, revise or terminate this Plan at any time and from time to time, except that (i) the class of persons eligible to receive options and the aggregate number of shares issuable pursuant to this Plan shall not be changed or increased, other than by operation of Section 8 hereof, without the consent of the stockholders of the Company and (ii) the provisions of Section 4.4 shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

SECTION 11. NONEXCLUSIVITY OF THE PLAN

  Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 12. EFFECTIVE DATE AND DURATION OF PLAN

  The Plan shall become effective upon its adoption by the Board of Directors provided that the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of the Plan by the Board. No option may be granted under the Plan after the tenth anniversary of the effective date. The Plan shall terminate (i) when the total amount of Common Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board of Directors pursuant to Section 10 hereof, whichever shall first occur.

                                * * * * * * * *

                                                                     APPENDIX B

                             DM MANAGEMENT COMPANY

                       1998 EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE.

  The DM Management Company Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of DM Management Company (the "Company") will have an opportunity to acquire an ownership interest (or increase an existing ownership interest) in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS.

  (a) "Compensation" means, for the purpose of any Offering pursuant to this Plan, base pay in effect as of the Offering Commencement Date (as hereinafter defined). Compensation shall not include any deferred compensation other than contributions by an individual through a salary reduction agreement to a cash or deferred plan pursuant to Section 401(k) of the Code or to a cafeteria plan pursuant to Section 125 of the Code.

  (b) "Board" means the Board of Directors of the Company.

  (c) "Committee" means the Compensation Committee of the Board.

  (d) "Common Stock" means the common stock, $.01 par value per share, of the Company.

  (e) "Company" shall also include any Parent or Subsidiary of DM Management Company designated by the Board, unless the context otherwise requires.

  (f) "Employee" means any person who is customarily employed at least 20 hours per week and more than five months in a calendar year by the Company.

  (g) "Parent" shall mean any present or future corporation which is or would constitute a "parent corporation" as that term is defined in Section 424 of the Code.

  (h) "Subsidiary" shall mean any present or future corporation which is or would constitute a "subsidiary corporation" as that term is defined in Section 424 of the Code.

3. ELIGIBILITY.

  (a) Participation in the Plan is completely voluntary. Participation in any one or more of the offerings under the Plan shall neither limit, nor require, participation in any other offering.

  (b) Each employee shall be eligible to participate in the Plan on the first Offering Commencement Date, as hereafter defined, following the commencement of employment with the Company. Notwithstanding the foregoing, no employee shall be granted an option under the Plan:

    (i) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary; for purposes of this Paragraph the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee; or

    (ii) which permits his rights to purchase stock under all Section 423 employee stock purchase plans of the Company and any Parent or Subsidiary to exceed $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding; for purposes of this Paragraph, the rules of Section 423(b)(8) of the Code shall apply.

4. OFFERING DATES.

  The right to purchase stock hereunder shall be made available by a series of one-year offerings (the "Offering" or "Offerings") to employees eligible in accordance with Paragraph 3 hereof. The applicable date of commencement ("Offering Commencement Date") and date of termination ("Offering Termination Date") for each Offering shall be the first and the last business day of each calendar year, respectively, unless the Committee, in its discretion, determines otherwise. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

5. PARTICIPATION.

  Any eligible employee may become a participant by completing a payroll deduction authorization form provided by the Company and filing it with the office of the Company's Treasurer 20 days prior to each applicable Offering Commencement Date, as determined by the Committee pursuant to Paragraph 4, or such other period as may be permitted by the Company in its sole discretion and which shall be applicable in a uniform and nondiscriminatory manner.

6. PAYROLL DEDUCTIONS.

  (a) At the time a participant files his authorization for a payroll deduction, he shall elect to have deductions made from his pay on each payday during any Offering in which he is a participant at a specified percentage of his Compensation as determined on the applicable Offering Commencement Date; said percentage shall be in increments of one percent up to a maximum percentage of ten percent.

  (b) Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Paragraph 10.

  (c) All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account.

  (d) A participant may withdraw from the Plan at any time during the applicable Offering period.

7. GRANTING OF OPTION.

  (a) On the Offering Commencement Date of each Offering, a participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Common Stock equal to an amount determined as follows:
85% of the market value per share of the Common Stock on the applicable Offering Commencement Date shall be divided into an amount equal to the percentage of the employee's Compensation which he has elected to have withheld (but no more than 10%) multiplied by the employee's Compensation over the Offering period. Such market value per share of the Common Stock shall be determined as provided in clause (i) of Paragraph 7(b).

  (b) The option price of the Common Stock purchased with payroll deductions made during each such Offering for a participant therein shall be the lower of:

    (i) 85% of the closing price per share on the Offering Commencement Date as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") National Market

  System or, if the Common Stock is not listed on the Nasdaq National Market System, 85% of the mean of the bid and asked prices per share on the Offering Commencement Date or, if the Common Stock is not traded over the counter, 85% of the fair market value on the Offering Commencement Date as determined by the Committee; and

    (ii) 85% of the closing price per share on the Offering Termination Date as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the Nasdaq National Market System or, if the Common Stock is not listed on the Nasdaq National Market System, 85% of the mean of the bid and asked prices per share on the Offering Termination Date or, if the Common Stock is not traded over the counter, 85% of the fair market value on the Offering Termination Date as determined by the Committee.

8. EXERCISE OF OPTION.

  (a) Unless a participant gives written notice to the Treasurer of the Company as hereinafter provided, his option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted the employee pursuant to Paragraph 7(a)), and any excess in his account at that time, other than as described in Paragraph 8(b), will be automatically returned to the participant.

  (b) Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares shall be automatically carried forward to the next Offering unless the participant elects, by written notice to the Treasurer of the Company, to have the excess cash returned to him.

9. DELIVERY.

  The Company will deliver to each participant (as promptly as possible after the appropriate Offering Termination Date), a certificate representing the Common Stock purchased upon exercise of his option.

10. WITHDRAWAL AND TERMINATION.

  (a) Prior to the Offering Termination Date for an Offering, any participant may withdraw the payroll deductions credited to his account under the Plan for such Offering by giving written notice to the Treasurer of the Company. All of the participant's payroll deductions credited to such account will be paid to him promptly after receipt of notice of withdrawal, without interest, and no future payroll deductions will be made from his pay during such Offering. The Company will treat any attempt to borrow by a participant on the security of accumulated payroll deductions as an election to withdraw such deductions.

  (b) A participant's election not to participate in, or withdrawal from, any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

  (c) Upon termination of the participant's employment for any reason, including retirement but excluding death, the payroll deductions credited to his account will be returned to him, or, in the case of his death, to the person or persons entitled thereto under Paragraph 14.

  (d) Upon termination of the participant's employment because of death, his beneficiary (as defined in Paragraph 14) shall have the right to elect, by written notice given to the Company's Treasurer prior to the expiration of a period of 90 days commencing with the date of the death of the participant, either:

    (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan; or

    (ii) to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price (subject to the limitation contained in Paragraph 7(a)), and any excess in such account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the office of the Company's Treasurer, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's death and the same will be paid promptly to said beneficiary.

11. INTEREST.

  No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participating employee.

12. STOCK.

  (a) The maximum number of shares of Common Stock available for issuance and purchase by employees under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 17, shall be 100,000 shares of Common Stock, par value $.01 per share, of the Company. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Paragraph 8 exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in an equitable manner, and the balances of payroll deductions credited to the account of each participant under the Plan shall be automatically returned to the participant.

  (b) The participant will have no interest in stock covered by his option until such option has been exercised.

13. ADMINISTRATION.

  The Plan shall be administered by the Committee. The interpretation and construction of any provision of the Plan and adoption of rules and regulations for administering the Plan shall be made by the Committee. Determinations made by the Committee with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered, amended, or repealed by the Committee.

14. DESIGNATION OF BENEFICIARY.

  A participant shall file with the Treasurer of the Company a written designation of a beneficiary who is to receive any Common Stock and/or cash under the Plan. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the participant. No beneficiary shall prior to the death of the participant by whom he has been designated, acquire any interest in the Common Stock and/or cash credited to the participant under the Plan.

15. TRANSFERABILITY.

  Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 8(b).

16. USE OF FUNDS.

  All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. EFFECT OF CHANGES OF COMMON STOCK.

  If the Company shall subdivide or reclassify the Common Stock which has been or may be optioned under this Plan, or shall declare thereon any dividend payable in shares of such Common Stock, or shall take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be optioned (in the aggregate and to any participant) shall be adjusted accordingly and in the case of each option outstanding at the time of any such action, the number and class of shares which may thereafter be purchased pursuant to such option and the option price per share shall be adjusted to such extent as may be determined by the Committee, with the approval of independent public accountants and counsel, to be necessary to preserve the rights of the holder of such option.

18. AMENDMENT OR TERMINATION.

  The Board may at any time terminate or amend the Plan. No such termination shall affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant holding options under the Plan.

19. NOTICES.

  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Treasurer of the Company.

20. MERGER OR CONSOLIDATION.

  If the Company shall at any time merge into or consolidate with another corporation, the holder of each option then outstanding will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option, in lieu of the number of shares of Common Stock as to which such option shall be exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which such option was exercisable. In accordance with this Paragraph and Paragraph 17, the Committee shall determine the kind and amount of such securities or property which such holder of an option shall be entitled to receive. A sale of all or substantially all of the assets of the Company shall be deemed a merger or consolidation for the foregoing purposes.

21. APPROVAL OF STOCKHOLDERS.

  The Plan is subject to the approval of the stockholders of the Company at their next annual meeting or at any special meeting of the stockholders for which one of the purposes shall be to act upon the Plan. If the Plan is not approved by the stockholders of the Company, all payroll deductions credited to a participant's account under the Plan shall be automatically returned to the participant.

22. GOVERNMENTAL AND OTHER REGULATIONS.

  The Plan, and the grant and exercise of the rights to purchase shares hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required. The Plan shall be governed by, and construed and enforced in accordance with, the provisions of Sections 421, 423 and 424 of the Code and the substantive laws of the Commonwealth of Massachusetts. In the event of any inconsistency between such provisions of the Code and any such laws, said provisions of the Code shall govern to the extent necessary to preserve favorable federal income tax treatment afforded employee stock purchase plans under Section 423 of the Code.

                                     * * *

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


---------------------------------
      DM MANAGEMENT COMPANY
---------------------------------

Mark box at right if an address change       [_]
or comment has been noted on the reverse side of this card.

RECORD DATE SHARES:


                                               ---------------------------------
Please be sure to sign and date this Proxy.     Date
--------------------------------------------------------------------------------



---Stockholder sign here--------------------------Co-owner sign here------------


                                               For   Against   Abstain

1.  To fix the number of directors that        [_]     [_]       [_]
    shall constitute the whole Board of
    Directors of the Company at six.

2.  To elect the following nominees as
    Class B Directors of the Company.                 With-    For All
                                               For    Hold     Except
    WALTER J. LEVISON
    RUTH M. OWADES                             [_]     [_]       [_]

    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.

                                                For   Against   Abstain

3.  To amend the 1993 Incentive and             [_]     [_]       [_]
    Nonqualified Stock Option Plan to
    increase the number of shares of
    Common Stock that may be issued
    pursuant to options granted
    thereunder from 1,200,000 to
    1,600,000.

                                                For   Against   Abstain

4. To approve the 1998 Employee Stock           [_]     [_]       [_]
   Purchase Plan.

Please promptly date and sign this proxy and mail it in the enclosed envelope to ensure representation of your shares. No postage need be affixed if mailing in the United States.


DETACH CARD                                                          DETACH CARD

                             DM MANAGEMENT COMPANY
Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted, then sign the card, detach it and return it in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held May 28, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

DM Management Company

                             DM MANAGEMENT COMPANY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DM MANAGEMENT COMPANY

A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 1998

The undersigned stockholder of DM Management Company (the "Company"), revoking all prior proxies, hereby appoints Gordon R. Cooke and Olga L. Conley, or either of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts on Thursday, May 28, 1998, beginning at 9:00 a.m., local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting dated April 9, 1998 and the related Proxy
Statement, copies of which have been received by the undersigned, and in their discretion upon any other business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention to vote the shares represented hereby in person prior to the exercise of this proxy.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO ONE OR MORE OF THE PROPOSALS SET FORTH ON THE REVERSE SIDE OF THIS CARD, WILL BE VOTED FOR SUCH PROPOSAL OR PROPOSALS.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on stock certificate. If stockholder is a corporation, please sign in full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized person.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

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